                                                                   EXHIBIT 10.75

                           SHORTFALL FUNDING AGREEMENT


         THIS AGREEMENT ("AGREEMENT") is made as of January 30, 1998, by and among ASSISTED CARE OPERATORS OF ANDERSON, LLC., a Delaware limited liability company (the "LESSEE"), the members of Lessee listed on Schedule A attached hereto (collectively, the "MEMBER") and Balanced Care Corporation, a Delaware corporation ("BCC").

                               W I T N E S S E T H

                  WHEREAS, the Member constitutes the holder of all equity interests in the Lessee; and

                  WHEREAS, pursuant to the Facility Agreement, Lessee executed and delivered the Lease and Security Agreement dated as of January 30, 1998 (the "LEASE") between Lessee and AHP OF [INDIANA], INC., an [Indiana] corporation (the "LESSOR"), whereby Lessee leased from Lessor property, together with all improvements built or to be built thereon, located in Madison County, [Indiana] as more fully described in the Lease (the "PROPERTY"); and

                  WHEREAS, pursuant to the Facility Agreement the Lessee and Balanced Care at Anderson, Inc., a Delaware corporation (the "MANAGEMENT FIRM") have entered into that certain Management Agreement dated as of January 30, 1998 (the "MANAGEMENT AGREEMENT") whereby Lessee has appointed the Management Firm as the exclusive manager and operator the Facility; and

                  WHEREAS, pursuant to the Facility Agreement Lessor and BCC Development and Management Company, Inc., a Delaware corporation ("Developer") have entered into a Development Agreement of even date herewith (the "Development Agreement") for the purpose of developing the Facility; and

                  WHEREAS, the Developer and the Manager are wholly-owned subsidiaries of BCC; and

                  WHEREAS, Lessee will deposit with Lessor immediately available funds from time to time as specifically provided in this Agreement to fund the Working Capital Reserve (to be used to fund Shortfalls); and

                  WHEREAS, upon depletion of the Working Capital Reserve, BCC intends to make Advances to the Lessee, on the terms and conditions herein stated, to fund continuing Shortfalls; and

                  WHEREAS, BCC is willing to fund Advances to Lessee covering Shortfalls upon depletion of the Working Capital Reserve only on the terms and conditions provided in this Agreement.

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of


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which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE I
                               FUNDING SHORTFALLS

                  SECTION 1.01 FUNDING; CAPITALIZATION OF LESSEE; WORKING CAPITAL RESERVE. (a) The Member (jointly and severally if more than one) hereby agrees to contribute as capital to the Lessee the following capital contributions:

                  (i) On the date hereof the Member shall deposit into the Collateral Account no less than the sum of $200,000; and

                  (ii) on or before April 2, 1998 the Member shall deposit into the Collateral Account funds sufficient to make to the total amounts contributed to Lessee no less than the sum of $600,000.

                  Time is of the essence with respect to each contribution described in this Section 1.01(a).

                  (b) The contributions described in Section 1.01 (a) shall be made directly into the Cash Collateral Account. Each contribution of funds into the Cash Collateral Account as provided in this Section 1.01 is referred to herein as a "FUNDING", and the aggregate of all Fundings made is collectively referred to as the "WORKING CAPITAL RESERVE").

                  (c) In the event that the Member defaults in the timely payment of Fundings into the Working Capital Reserve as provided in Section 1.01
(a)(or defaults in the timely payment of fundings regarding other transactions in which Lessor has or will enter into leases with entities wholly-owned by the Member), BCC shall have the right at any time thereafter, but not the obligation, to require that the Member sell all of the Equity Interests to BCC or its designee in the manner provided for in the Option Agreement; provided, however, the purchase price for the Equity Interests (as the case may be) shall be the amount of Fundings actually deposited by the Member into the Collateral Account, plus an amount calculated on a pro rata basis as 25% per annum of the amount of funds actually contributed into the Working Capital Reserve from the date of deposit through the date of closing. In such event, all terms and conditions of the sale applicable to the Option shall be equally applicable to the sale under this Section 1.01(c), and the failure by the Member to close on such sale within 3 days after written notice from BCC (time being of the essence) shall constitute an Event of Default.

                  (d) The Member and the Lessee acknowledge and agree that (i) each Funding constitutes the capital contribution of the Member to the Lessee,
(ii) each Funding is not in any way to be construed as Indebtedness of Lessee nor to be construed as evidence of a loan from any Member to the Lessee and
(iii) Lessor and the Manager may (without notice to Lessee or Member, and whether acting alone or together) withdraw funds from the Working Capital Reserve to fund Shortfalls with respect to the Facility as provided in the Transaction Documents and the Lease Documents.


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
                  SECTION 1.02 ADVANCES. Upon complete depletion of the Working Capital Reserve, and to the extent thereafter of any Shortfall, BCC hereby agrees to advance from time to time funds to the Lessee upon no less than three
(3) days prior written notice, upon the terms and conditions provided herein (each advance being an "ADVANCE" and collectively, the "ADVANCES"). Advances shall be evidenced by one or more promissory notes issued by the Lessee in the form attached hereto as Exhibit A (the "NOTES"). The Notes shall be payable upon demand. Interest shall accrue on the Notes at the rate of 2% over the Prime Rate as announced from time to time in the Wall Street Journal (or, in the event of the discontinuance of the publishing of the Prime Rate in the Wall Street Journal, such other source as the parties may agree), and shall be payable in arrears on the first day of each calendar quarter. All sums owed under the Notes and hereunder to BCC, and all other obligations, agreements and covenants under the Transaction Documents applicable to and binding upon either Lessee or the Member (including the obligations of each Member under the Option Agreement), together with all interest payable under the Transaction Documents and all other costs and expenses payable by Lessee or any Member to or for the benefit of Lessor, any Lessor Affiliate, BCC or any BCC Affiliate (including indemnification and defense obligations) are referred to herein as the "OBLIGATIONS".

                  SECTION 1.03 ASSET PURCHASE OPTION. The Lessee and the Member hereby grant to BCC an option (the "ASSET PURCHASE OPTION") to purchase all of the assets of the Lessee (including the option to take an assignment of the Lease) for the Asset Purchase Price. The Asset Purchase Option may be exercised by BCC by providing written notice to the Lessee at any time during the term of the Lease. The closing of the purchase of the assets of the Lessee shall take place within 30 days after BCC exercises the Asset Purchase Option at such location in Pennsylvania as BCC may designate. At the closing of the asset purchase, the Lessee shall transfer, assign and convey to BCC (or its designee) all assets of Lessee, free and clear of all Liens and restrictions of any kind or nature, except for Liens or restrictions in favor of the Lessor pursuant to the Lease Documents or in favor of BCC pursuant to the Transaction Documents (provided, however, Liens in favor of BCC securing Advances or other Obligations shall be paid in full by Lessee and the Member at the closing of the asset purchase). The Lessee (and the Member if requested by BCC) shall execute and deliver at the closing of the asset purchase an assignment of lease (assigning the Lease to the purchaser), a bill of sale conveying all other assets of the Lessee and such other documents and instruments as BCC may reasonably request, all in form and substance reasonably satisfactory to BCC. The "ASSET PURCHASE PRICE" as used herein shall mean (i) all amounts actually funded into the Working Capital Reserve, plus (ii) an amount (calculated as a yearly return) equal to 25% of the Working Capital Reserve actually funded through Fundings, compounded annually through the closing date, plus (iii) the aggregate amount of all Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date (exclusive of the Management
Fee), minus (iv) any payments made to the Member under the Option Agreement. All Advances and all other Obligations due and payable by Lessee or the Member to BCC or a BCC Affiliate through the closing date of the asset purchase shall be payable from the Asset Purchase Price to BCC or the BCC Affiliate, as appropriate. Notwithstanding any provision to the contrary contained herein, in no event shall BCC be permitted to exercise the Asset Purchase Option unless (i) BCC is otherwise current on all Option Payments due and owing under the Option Agreement at the time of exercise of the Asset Purchase Option and (ii) BCC obtains the consent of Lessor to release


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
Lessee and the Member from all liability under the Lease Documents, or otherwise terminates Lessee's and Member's liability thereunder.

                  SECTION 1.04 TRANSACTION DOCUMENTS. In addition to the Notes, and to better secure the performance of Lessee hereunder and under the other Transaction Documents, Lessee and the Member (as applicable) have executed and delivered to Lessor or BCC (as applicable) the following:

                           (i) the Lease and the other Lease Documents to which
                  it is a party;

                           (ii) Revolving Credit/Future Advances Leasehold
                  Mortgage in the form attached hereto as Exhibit B encumbering the Property in favor of BCC (the "LEASEHOLD MORTGAGE");

                           (iii) the Deposit Pledge Agreement and the Stock
                  Pledge Agreement; and

                           (iv) such other documents, certificates, powers,
                  affidavits and instrument as BCC may reasonably request.

                  In addition to the foregoing documents, the Member has executed and delivered to BCC the Option Agreement (the "OPTION AGREEMENT") substantially in the form attached hereto as Exhibit C, whereby each Member has agreed that BCC shall have an option to purchase the equity interest of each Member in Lessee, on the terms and conditions provided therein.

                  SECTION 1.05 INTEREST PAYMENTS. In no event shall the amount of interest due or payable pursuant to any Transaction Document exceed the maximum rate of interest allowed by Law and, in the event any such payment is inadvertently paid by the Lessee or the Member or inadvertently received by BCC or any BCC Affiliate, then such excess sum shall be credited as a payment of principal due to BCC or any BCC Affiliate. It is the express intention of the parties hereto that neither the Lessee nor the Member pay to BCC, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Lessee.

                  SECTION 1.06 INTENTION. It is the intention of BCC, the Member and Lessee that (i) the Management Firm operate the Facility pursuant to the Management Agreement and that Lessee act as a passive investor with respect to the Facility, (ii) Lessee include on its financial statements all revenue and losses with respect to the Facility during the term of this Agreement for accounting purposes, and (iii) Advances made hereunder and all other obligations of Lessee and the Member under the Transaction Documents be secured by the Leasehold Mortgage Deposit Pledge and Stock Pledge, but subject to the rights of Lessor under the Lease Documents and Transaction Documents, regardless of any bankruptcy, insolvency, receivership or similar proceedings instituted by or against Lessee. BCC, each Member and Lessee agree to take no position inconsistent with the intention of the parties as herein stated.


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
                                   ARTICLE II
                             CONDITIONS TO ADVANCES

                  SECTION 2.01 CONDITIONS PRECEDENT TO ADVANCES. Subject to the rights of Lessor under the Working Capital Assurance Agreement, the obligations of BCC to accept delivery of the Transaction Documents and make Advances are subject to the condition precedent that BCC receives the following five days prior to the making of any Advance, in form and substance satisfactory to BCC:

                  (a)      the Note(s);

                  (b)      the Working Capital Assurance Agreement;

                  (c)      the Leasehold Mortgage;

                  (d)      the Option Agreements;

                  (e)      the Management Agreement;

                  (f) a certificate of the Secretary of State of the State of Delaware stating that the Lessee is duly organized, validly existing and in good standing in such state;

                  (g) a certified copy of the Operating Agreement of the Lessee and the Member, together with certified resolutions or authorizations of the Lessee and the Member granting the power to Lessee and the Member to enter into and perform the Transaction Documents;

                  (h)      all other Transaction Documents;

                  (i)      the Lease and all other Lease Documents; and

                  (j) such other affidavits, documents, certificates, statements and instruments as BCC may reasonably request.

                  SECTION 2.02 ADDITIONAL CONDITIONS PRECEDENT TO ADVANCES. Subject to the rights of Lessor under the Working Capital Assurance Agreement, the obligation of BCC to accept delivery of the Transaction Documents and consummate this transaction, and to make any Advance, shall be further subject to the condition precedent that:

                  (a) the following statements shall be true and correct (and the delivery by the Lessee and the Member of the Transaction Documents shall be deemed to constitute a representation and warranty by the Lessee and the Member that such statements are true on such date):

                           (i) The representations and warranties contained in
                  Article III of this Agreement and the other Transaction Documents are true and correct in all material respects on and as of date of the execution and delivery of this Agreement, at the time of each Advance, and as of each date until the Obligations are satisfied in full; and

                           (ii) No event has occurred and is continuing which
                  constitutes a Default or an Event of Default under any of the Transaction Documents; and

                  (b) BCC shall have received such other opinions or documents as BCC may request in BCC's sole discretion.


                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01 REPRESENTATIONS AND WARRANTIES OF THE LESSEE. The Lessee and each Member represents and warrants as follows:

                  (a) ORGANIZATION; QUALIFICATION. The Lessee is a limited liability company duly formed, validly existing and in good standing under the laws of State of Delaware, has qualified to do business in the State of {________}, and has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted.

                  (b) POWER; AUTHORITY. The execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party are within the Lessee's power and have been duly authorized by all necessary action, and this Agreement and the other Transaction Documents to which Lessee is a party have been duly executed and delivered by the duly authorized Manager of the Lessee.

                  (c) APPROVAL OR CONSENTS. No approval or consent of any foreign, domestic, federal, state or local authority is required for the due execution, delivery and performance by the Lessee of this Agreement or any other Transaction Document to which it is a party and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party do not conflict with, and will not result in the breach of or default under, any contract, agreement or other document or instrument to which the Lessee is a party or by which its properties are bound.

                  (d) BINDING OBLIGATIONS. This Agreement and the other Transaction Documents to which the Lessee is a party are legal, valid and binding obligations of the Lessee enforceable against the Lessee in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights.

                  (e) LITIGATION. There is no pending or, to the best of Lessee's knowledge, threatened action, suit or proceeding against or affecting the Lessee before any court, governmental agency or arbitrator.


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
                  (f) APPLICABLE LAW. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Lessee is a party, and the borrowings hereunder, do not and will not, by the passage of time, the giving of notice or otherwise, violate any Law applicable to the Lessee.

                  (g) TITLE AND CONDITION OF ASSETS. Except for Lessee's leasehold interest in the Lease, the Lessee has good, marketable and legal title to its properties and assets. The Lessee has a good and valid leasehold interest in the Lease.

                  (h) LIENS. None of the properties and assets of the Lessee are subject to any Lien or other charge other than Liens in favor of BCC as provided herein, a BCC Affiliate or the Lessor ("PERMITTED Liens"), and the execution, delivery and performance by the Lessee of this Agreement and the other Transaction Documents to which it is a party will neither result in the creation of any Lien or other change upon any of the Lessee's properties or assets, nor cause a default under any agreements to which Lessee is a party.

                  (i) SECURITY. Upon the consummation of this transaction, BCC will have a valid and perfected mortgage lien in the Lease.

                  (j) TAX RETURNS AND PAYMENTS. All federal, state and other tax returns of the Lessee required by Law to be filed have been duly filed, and all federal, state and other taxes, assessments and other governmental charges or levies upon the Lessee and its properties, income, profits and assets which are due and payable have been paid.

                  (k) NO EMPLOYEES. The Lessee has no employees for which it is required to comply with the Employment Retirement Income Security Act of 1974.

                  (l) ABSENCE OF DEFAULTS. No event has occurred, which has not been remedied, cured or waived, which constitutes, or with the passage of time or giving of notice or both would constitute, a Default or an Event of Default under any Transaction Document or Lease Document or which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by the Lessee under any agreement or judgment, decree or order, to which the Lessee is a party or by which the Lessee or any of its properties may be bound.

                  (m) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data furnished to BCC were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give BCC a true and accurate knowledge of the subject matter, or, in the case of financial statements, present fairly, in accordance with GAAP consistently applied throughout the periods involved, the financial position of the persons involved as at the date thereof and the results of operations for such periods. No document furnished or written statement made to BCC by Lessee or any Member in connection with the execution of this Agreement or any of the other Transaction Documents (or in connection with the organization or capitalization of Lessee by the Members) contains or will contain any untrue statement of a material fact or fails to state a material fact necessary in order to make the statements contained therein not materially misleading.


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
                  (n) SUBSIDIARIES. The Lessee does not own, directly or indirectly, of record or beneficially, any of the voting stock of any class or classes of, or any other voting interests of, any Entity.

                  (o) INVESTMENT COMPANY. The Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (p) PUBLIC UTILITY COMPANY. The Lessee is not a "holding company" or a "subsidiary company", or an "affiliate" of a "holding company", within the meaning of the Public Holding Company Act of 1935, as amended.

                  (q) SECURITIES REPRESENTATIONS. Neither Lessee nor any agent, broker, dealer or other person or entity has offered or sold any equity interests in Lessee in violation of the 1933 Act or any state securities laws.

                  (r) CAPITAL CONTRIBUTIONS. All Indebtedness (if any) incurred by any Member or equity owner of any Member to fund the capital contributions to Lessee or any Member (including Indebtedness used to make Fundings) constitutes full recourse Indebtedness against such Member or equity owners (as appropriate), and such Indebtedness is not limited in collection to any particular asset of the person or Entity incurring such Indebtedness.

                                   ARTICLE IV
                             COVENANTS OF THE LESSEE

                  SECTION 4.01 AFFIRMATIVE COVENANTS. So long as BCC or any BCC Affiliate shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will and the Member shall cause the Lessee to:

                  (a) COMPLIANCE WITH LAWS; ETC. Comply, in all material respects with all applicable Laws, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property.

                  (b) MAINTENANCE OF INSURANCE. Maintain or contract to be maintained, with premiums fully paid, with responsible and reputable insurance companies or associations, such insurance in such amounts and covering such risks as is required to be carried under the Lease, and all such policies evidencing such insurance shall name BCC and Lessor as additional insureds thereunder. Lessee shall also maintain insurance of sufficient types and amounts to comply with all other Laws of any government entity exercising jurisdiction over Lessee. All insurance policies shall provide for notice of nonrenewal and notice of extension to BCC and Lessor, and shall not be terminated, canceled, amended or modified without 30 days prior written notice to BCC and Lessor. Lessee shall provide BCC with evidence of all insurance, including renewals or extensions of such insurance, promptly after receiving such insurance. Insurance policies and proceeds thereof shall at all times during the term of the Lease be subject to the Lessor's rights as provided in the Lease Documents.

                  (c) NOTICE OF LITIGATION AND OTHER MATTERS. Promptly give notice to BCC of the following: (i) any actions, suits or proceedings instituted against the Lessee; (ii) any change in the chief executive office, principal place of business or location of the books and records of the Lessee and (iii) the occurrence of a Default or an Event of Default.

                  (d) MAINTENANCE OF PROPERTY. In addition to, and not in derogation of, the requirements of any of the other Transaction Documents, (i) protect and preserve all of its properties, (ii) maintain in good repair, working order and condition all of its tangible properties, and (iii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties so that the business carried on in connection therewith may be properly and advantageously conducted at all times, as reasonably may be determined by BCC.

                  (e) PRESERVATION OF EXISTENCE AND SIMILAR MATTERS. Preserve and maintain its existence under the Laws of the state of its formation, and preserve and maintain its rights, franchises, licenses and privileges in such state as a limited liability company, and qualify and remain qualified and authorized to do business in such state.

                  (f) BUSINESS. At all times endeavor to carry on its business in the most efficient manner possible under the circumstances and engage only in the business presently carried on by the Lessee.

                  (g) APPLICATIONS OF ADVANCES. To apply each Advance or cause each Advance to be applied to the following Obligations in the following order of priority:

                           (a) First, to any outstanding Lease Obligations which are due or payable,

                           (b) Second, to other Obligations owed to Lessor or its Affiliates under the Transaction Documents

                           (c)      Third, to any other Obligations and

                           (d) Fourth, to any other obligation or liability giving rise to a Shortfall.

                  (h) FURTHER ASSURANCES. At BCC's request, from time to time, execute, acknowledge or take such further action as BCC may reasonably require to effectuate the purposes of this Agreement and the purposes of the other Transaction Documents.

Provided, however, notwithstanding anything to the contrary contained in this
Section 4.01, Lessee shall not be in default hereunder to the extent that the obligations described in this Section 4.01 are required to be performed by the Management Firm under the Management Agreement.

                  SECTION 4.02 NEGATIVE COVENANTS. So long as BCC shall have any commitment or Obligation hereunder or under the other Transaction Documents owed to it, the Lessee will not, and no Member will cause the Lessee to, without the prior written consent of BCC:

                  (a) LIENS CREATED BY LESSEE. Create or suffer to exist any Lien or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign any right to receive income, other than Permitted Liens.

                  (b) DISTRIBUTIONS. Make any distribution of cash or other property to the Member or declare or pay any dividend or distribution on any securities of Lessee.

                  (c) OTHER BUSINESS. Engage in any business venture or enter into any agreement with respect to any business venture, except as expressly provided in the Transaction Documents with respect to the Facility.

                  (d) TRANSFER OF ASSETS. Except as expressly contemplated in the Transaction Documents with respect to a transfer to BCC or its wholly owned subsidiary designated by BCC or otherwise as expressly permitted in Section 23.1 of the Lease, convey, transfer, lease, sublease, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any person or Entity. The restrictions of this Subsection shall include a prohibition on any assignment, pledge, hypothocation or other transfer of the Lease or sublease or license of the Facility, except to BCC or a BCC Affiliate in accordance with the terms and conditions of the Lease or otherwise as expressly permitted in Section 23.1 of the Lease.

                  (e) INDEBTEDNESS FOR BORROWED MONEY. Create, assume, guaranty or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding, any Indebtedness, except Indebtedness incurred to BCC or a BCC Affiliate under the Transaction Documents or Indebtedness incurred to Lessor as expressly provided in the Lease Documents.

                  (f) CREATION OF AFFILIATES. Form, organize or participate in the formation or organization of any Entity, or make any investment in any newly formed or existing Entity.

                  (g) LOANS. Extend credit to or make any advance, loan, contribution or payment of money or goods to any person or Entity.

                  (h) GOVERNANCE DOCUMENTS. Amend, supplement or otherwise modify the terms of the Articles of Organization or the Operating Agreement of the Lessee in any way.

                  (i) OTHER TRANSACTIONS WITH LESSOR. Enter into any transaction with Lessor or any affiliate or related party to or with Lessor, other than pursuant to the Transaction Documents.

                  (j) TRANSFERS OF EQUITY INTERESTS. Permit the Member to transfer all or any portion of the Member's Equity Interest in Lessee to a party that does not as of the date hereof hold an equity interest in the Lessee.

                  (k) AMEND TRANSACTION DOCUMENTS. (i) Amend, terminate, supplement or otherwise modify any Transaction Document, (ii) waive any default or potential event of default by Lessor under any Transaction Document, (iii) declare a default or event of default under any Transaction Document, (iv) exercise any right to extend the term of the Lease, (v) exercise any right to purchase the Facility or exercise a right of refusal with respect thereto or
(vi) exercise any right to cancel the Lease as a result of a casualty or condemnation with respect to the Facility, or otherwise.

                  (l) MERGERS AND CONSOLIDATIONS. Merger or consolidate with, purchase all or any substantial part of the assets of, or otherwise acquire any Entity.

                  (m) ISSUANCE OF SECURITIES. Except for the equity interests of the Lessee that have been issued to the Member and are outstanding as of the date hereof, issue any equity interests or options, warrants or other rights to purchase any equity interests or any securities convertible or exchangeable for equity interests, or commit to do any of the foregoing.


                                    ARTICLE V
                                EVENTS OF DEFAULT

                  SECTION 5.01 EVENTS OF DEFAULT. Each of the following events shall constitute an event of default hereunder ("SHORTFALL EVENT OF DEFAULT"), whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

                  (a) The Lessee shall fail to make any payment of principal or interest, as stated in the Notes, when due, or the Member shall fail to make payments in connection with Fundings (as provided in Section 1.01 hereof) when due (each a "MONETARY DEFAULT"); or

                  (b) Any representation or warranty made by the Lessee or the Member under or in connection with any Transaction Document shall prove to have been incorrect or misleading in any material respect when made; or

                  (c) The Lessee or the Member shall fail to perform or observe any term, covenant or agreement contained in this Agreement, or in any other Transaction Document, on its or their part to be performed or observed beyond the applicable cure period; or

                  (d) The Lessee or any Member shall generally not pay its debts when due; or

                  (e) The Lessee or any Member shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Lessee or any Member seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of the Lessee or any Member of any of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking


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
the entry of an order for relief or the appointment of a receiver, trustee or other similar official for the Lessee or any Member or for any substantial part of its property; or the Lessee or any Member shall take any action to authorize any of the actions set forth above in this subsection; or

                  (f) Any nonappealable judgment or order for the payment of money in excess of $50,000 shall be rendered against the Lessee and the same shall not be discharged within 30 days after entry; or

                  (g) A warrant or writ of attachment or execution or similar process shall be issued against any property of the Lessee which exceeds $50,000 in value and such warrant or process shall continue undischarged or unstayed for ten consecutive days; or

                  (h) Any material provision of any Transaction Document to which the Lessee or the Member is a party shall for any reason cease to be valid and binding on the Lessee or the Member, or the Lessee or the Member shall so state in writing; or

                  (i) The Leasehold Mortgage shall for any reason cease to create a valid and perfected security interest in any of the collateral covered thereby, subject in priority only to the Permitted Liens; or

                  (j) an Option Agreement Event of Default, a Mortgage Event of Default, a Lease Event of Default, a Deposit Pledge Event of Default or a Management Agreement Event of Default shall occur and be continuing.


                                   ARTICLE VI
                                    REMEDIES

                  SECTION 6.01 APPLICABLE PROVISIONS UPON OCCURRENCE OF AN EVENT OF DEFAULT. Upon the occurrence of a Shortfall Event of Default, the following provisions shall apply:

                  (a)      ACCELERATOR AND TERMINATION:

                           (i) Automatic. Upon the occurrence of a Shortfall
                  Event of Default specified in Section 5.01(e), the principal of, and the interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and any of the other Transaction Documents, shall become automatically due and payable without presentment, demand, protest, or other notice of any kind all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

                           (ii) Optional. If any other Shortfall Event of
                  Default shall have occurred, and in every such event, BCC may do the following: declare the principal of, and interest on, the Notes at the time outstanding, and all other amounts owed to BCC under this Agreement and the other Transaction

                  Documents, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Transaction Documents to the contrary notwithstanding.

                  (b) BCC'S RIGHT TO ENTER PROPERTY. BCC may enter upon the Property and any premises on which collateral may be located and, without resistance or interference by the Lessee, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as BCC shall choose, without being liable to the Lessee on account of any loss, damage or depreciation that may occur as a result thereof.

                  (c) USE OF PREMISES. BCC may, without payment of any rent or any other charge, enter the Property and, without breach of peace, take possession of the Property or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Lessee's equipment, for the purpose of (i) operating the Facility and (ii) collecting any accounts receivable.

                  (d) OTHER RIGHTS. BCC may exercise any and all of its rights and remedies available under the other Transaction Documents, as well as those available in Law or in equity.

                  (e) RIGHT TO FORECLOSE. BCC may foreclose upon the Lease, take immediate possession of the Facility and Property and operate the Property, all in accordance with the terms and conditions of the Leasehold Mortgage.

                  SECTION 6.02 APPLICATION OF PROCEEDS. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following a Shortfall Event of Default shall be applied or paid over as follows:

                  (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including, without limitation, the expenses for indemnification as provided herein;

                  (b) Second: to the payment of any Lease Obligations which are due and payable, including any interest or late charge applicable thereto;

                  (c) Third: to the payment of any trade creditors of Lessee;

                  (d) Fourth: to the payment of any accrued but unpaid interest due upon the Notes;

                  (e) Fifth: to the payment of the principal due upon the Notes or any other payments owed to BCC under the Transaction Documents; and

                  (f) Sixth: the balance (if any) of such proceeds shall be paid to the Lessee subject to any duty imposed by law or otherwise to the holder of any subordinate lien in the

Collateral known to BCC and subject to the direction of a court of competent jurisdiction.

                  The Lessee shall remain liable and will pay, on demand, any deficiency remaining in respect of the Obligations owing by the Lessee to BCC after the application of proceeds set forth above together with interest thereon at a rate per annum equal to the highest rate then payable hereunder.

                  SECTION 6.03  MISCELLANEOUS PROVISIONS CONCERNING REMEDIES.

                  (a) RIGHTS CUMULATIVE. The rights and remedies of BCC under this Agreement and each of the other Transaction Documents shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. In exercising its rights and remedies BCC may be selective and no failure or delay by BCC in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise of any other power or right.

                  (b) WAIVER OF MARSHALLING. The Lessee hereby waives any right to require any marshalling of assets and any similar right.

                  (c) LIMITATION OF LIABILITY. Nothing contained in this Article VI or elsewhere in this Agreement or in any other Transaction Documents shall be construed as requiring or obligating BCC or any agent or designee thereof to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any account or any other Collateral or the moneys due or to become due under the Notes or any other Transaction Documents or in connection therewith, or to take any steps necessary to preserve any rights against prior parties and neither BCC nor any of its agents or designees shall have any liability to the Lessee for actions taken pursuant to this Article VI, any other provision of this Agreement or any other Transaction Documents, except as otherwise provided by Law.

                  (d) WAIVER OF DEFENSES. Lessee hereby waives any and all defenses, either by way of set-off as to matters arising prior to the date hereof or any other defenses, which Lessee presently believes it has or which Lessee may have in the future relating to monetary defaults under this Agreement or any other Transaction Document.


                                   ARTICLE VII
                              ADDITIONAL AGREEMENTS

                  SECTION 7.01 RIGHT TO CURE DEFAULTS UNDER TRANSACTION DOCUMENTS. Lessee shall give BCC immediate notice of an default or event of default under any Transaction Document received from Lessor. BCC shall have the right, but not the obligation, to cure such default or event of default as provided in the Transaction Documents. To the extent that BCC shall expend sums to cure any such default or event of default, such sums shall be deemed Advances hereunder, payable upon demand.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                  SECTION 8.01 DEFINITIONS; INTERPRETATION; MISCELLANEOUS. Capitalized terms used but not otherwise defined in this Agreement have the respective meanings specified in Appendix 1 hereto; the rules of interpretation and other provisions set forth in Appendix 1 hereto shall apply to this Agreement.

                  SECTION 8.02 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person, Federal Express or other recognized overnight courier or sent by registered or certified U.S. mail, return receipt requested or sent by facsimile or telecopy transmission and addressed:

                           (i)      If to the Lessee or Member at:

                                    Assisted Care Operators of _____, LLC
                                    Assisted Care Operators, LLC
                                    Oakhaven Senior Living, Inc.
                                    c/o Hakman & Company, Incorporated
                                    1350 Old Bayshore Highway
                                    Suite 300
                                    Burlingame, CA 94010


                           (ii)     If to BCC, at

                                    5021 Louise Drive
                                    Suite 200
                                    Mechanicsburg, PA 17055

or to such other address or facsimile number as a party may designate by notice to the other parties hereto.

                  SECTION 8.03 JURISDICTION. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY PENNSYLVANIA COURT OR FEDERAL COURT SITTING IN PENNSYLVANIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS TO WHICH THE LESSEE IS A PARTY, AND THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH PENNSYLVANIA COURT OR IN SUCH FEDERAL COURT. THE LESSEE AND THE MEMBER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. THE LESSEE AND THE MEMBER IRREVOCABLY CONSENT TO THE

SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE LESSEE AT ITS ADDRESS SPECIFIED IN SECTION 8.02. THE LESSEE AND THE MEMBER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF BCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF BCC TO BRING ANY ACTION OR PROCEEDING AGAINST THE LESSEE OR ITS PROPERTY (OR THE MEMBER OR THE MEMBER'S PROPERTY) IN THE COURTS OF OTHER JURISDICTIONS.

                  SECTION 8.04 PERFORMANCE OF LESSEE'S DUTIES. The Lessee's obligations, and the obligation of the Member, under this Agreement and the other Transaction Documents shall be performed by the Lessee and the Member at their sole cost and expense. If the Lessee or the Member shall fail to do any act or thing which it or they have covenanted to do under this Agreement or any of the other Transaction Documents, BCC may, but shall not be obligated to, do the same or cause it to be done either in the name of BCC or in the name and on behalf of the Lessee or the Member, and the Lessee and the Member hereby irrevocably authorizes BCC so to act.

                  SECTION 8.05 INDEMNIFICATION. The Lessee agrees to reimburse BCC for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold BCC harmless from and against all losses suffered by BCC in connection with:

                  (a) any breach by Lessee or any Member of any covenant, agreement, representation or warranty under any Transaction Document,

                  (b) any and all uncollected items, including all checks or other negotiable instruments returned to BCC for insufficient funds, and

                  (c) any claim, debt, demand, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever, brought against or incurred by BCC, in any manner arising out of or, directly or indirectly, related to or connected with the operation of the Lessee's business or sale thereto, which claim, debt, demand, loss, damage, action , cause of action, liability, cost or expense was not caused by the acts or omissions of BCC or a BCC Affiliate.

                  The Lessee shall indemnify BCC as provided herein upon demand and in immediately available funds.

                  SECTION 8.06 INJUNCTIVE RELIEF. The Lessee and each Member recognize that, in the event the Lessee or any Member fails to perform, observe or discharge any of its or their obligations or liabilities under this Agreement or any of the other Transaction Documents, any remedy of Law may prove to be inadequate relief to BCC; therefore, the Lessee and each Member agrees that BCC shall be entitled to temporary and permanent equitable relief in any such case without the necessity of proving actual damages.

                  SECTION 8.07 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Lessee, the Member and BCC and their respective personal representatives, heirs, successors and assigns, except that Lessee shall have no right to assign its rights hereunder or any interest herein.

                  SECTION 8.08  WAIVERS.

                  (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE LESSEE, THE MEMBER AND BCC WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT. ACCORDINGLY THE LESSEE, EACH MEMBER AND BCC, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST THE LESSEE AND/OR THE MEMBER ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN THE LESSEE, THE MEMBER AND BCC OF ANY KIND OR NATURE, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND WHETHER NOW EXISTING OR HEREAFTER ARISING, AND LESSEE AND THE MEMBER HEREBY AGREE AND CONSENT THAT ANY SUCH ACTION OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL, IF BCC SO CHOOSES, WITHOUT JURY AND BCC MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE LESSEE AND THE MEMBERS TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

                  (b) FURTHER, THE LESSEE AND THE MEMBER WAIVE THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS.

                  (c) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF.

                  SECTION 8.09  CONFLICT WITH LEASE DOCUMENTS

                  This Agreement is subject to the covenants and agreements contained in the Lease and other Lease Documents. In the event of any conflict between the provisions of this Agreement and the Lease Documents, the provisions of the Lease Documents shall control.

                  SECTION 8.10 THIRD PARTY BENEFICIARY

                  BCC, the Member and the Lessee each acknowledge and agree that this Agreement and the rights hereunder are intended to benefit, in addition to the parties hereto, the

Lessor, who shall be deemed to be a third party beneficiary hereof but shall have no obligations hereunder. Without limiting the generality of the foregoing,
(i) the representations, warranties, affirmative covenants and negative covenants of Lessee and the Member contained herein shall inure to the benefit of Lessor (together with BCC) and (ii) the Lessor may enforce any or all of the provisions herein contained, for its benefit and at its sole option.

                  SECTION 8.11  NO AMENDMENT

                  BCC, Lessee and the Member hereby agree that no Transaction Document shall be amended, modified or altered in any manner without the prior written consent of the Lessor.

                     [SIGNATURES COMMENCE ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed by their respective officers or authorized agents as of the date first above written.

WITNESSES:                                  BALANCED CARE CORPORATION,
                                            a Delaware corporation


/s/ Signature Illegible                     By: /s/ Signature Illegible
-------------------------------                -------------------------------
Name:                                          Name:
                                               Title:


WITNESS:                                    AHP OF [INDIANA], INC.,
                                                     an Indiana corporation


/s/ Signature Illegible                     By: /s/ Signature Illegible
-------------------------------                -------------------------------
Name:                                          Name:
                                               Title:


                                            ASSISTED CARE OPERATORS, LLC
                                            a Delaware limited liability company



WITNESS:                                    By: /s/ Signature Illegible
                                               ------------------------------
                                               Name:
                                               Title:
/s/ Signature Illegible                     Its Authorized Representative
-------------------------------
Name:



WITNESS:                                   ASSISTED CARE OPERATORS
                                           OF ________________ ,LLC
/s/ Signature Illegible                    a Delaware limited liability company,
-------------------------------
Name:                                      By: Assisted Care Operators, LLC
                                               a Delaware limited liability
                                               company its Manager and
                                               authorized representative

                                           By: /s/ Signature Illegible
                                              ------------------------------
                                           Name:
                                           Title:
                                           Its Authorized Representative



WITNESS:                                   OAKHAVEN SENIOR LIVING, INC.
                                           a California corporation


                                           By: /s/ Signature Illegible
------------------------------                ------------------------------
                                              Name:
                                              Title:

                                   APPENDIX 1
                                       TO
                 SHORTFALL FUNDING AGREEMENT, OPTION AGREEMENT,
  MANAGEMENT AGREEMENT, REVOLVING CREDIT/FUTURE ADVANCES LEASEHOLD MORTGAGE AND
                   SECURITY AGREEMENT, STOCK PLEDGE AGREEMENT
                          AND DEPOSIT PLEDGE AGREEMENT

            DEFINITIONS, INTERPRETATION, AND MISCELLANEOUS PROVISIONS


         A. INTERPRETATION. In each Transaction Document, unless a clear contrary intention appears:

                  (i) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural;

                  (ii) reference in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter;

                  (iii) reference to any agreement, document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (iv) reference in any Transaction Document to any title, article, section, subsection, schedule, or exhibit means such title, article, section, subsection, schedule, or exhibit thereto;

                  (v) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to a Transaction Document as a whole and not to any particular Article, Section or other provision thereof;

                  (vi) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

                  (vii) reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision

                  (viii) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding", and

                  (ix) references in any Transaction Document to any titles, articles, sections, subsections, schedules, or exhibits are for convenience only, and neither limit nor amplify the provisions of any such Transaction Document.


         B. GOVERNING LAW. Each Transaction Document to which this Appendix is attached shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania excluding its conflicts of laws, it being recognized that BCC Affiliates have negotiated this transaction in Pennsylvania, certain notices to BCC and BCC Affiliates are to be made in Pennsylvania, certain payments made under the Transaction Documents are to be sent to or from Pennsylvania and Pennsylvania has a significant and material interest in the transactions contemplated by the Transaction Documents; provided, however, if a Facility is located in a state other than the Commonwealth of Pennsylvania, then the Laws of such state shall apply solely with respect to the creation of interests in real property, the perfection of security interests (other than the pledges of Equity Interests) and the exercise of remedies under the Mortgage.

         C. ACCOUNTING TERMS. In each Transaction Document, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP consistently applied.

         D. CONFLICT IN TRANSACTION DOCUMENTS. If there is any conflict between any Transaction Documents, such Transaction Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict.

         E. LEGAL REPRESENTATION OF THE PARTIES. The Transaction Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Transaction Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         F. NO WAIVER. No failure on the part of BCC or Lessor to exercise, and no delay or failure in exercising, any right under any Transaction Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Transaction Documents are cumulative and not exclusive of any remedies provided by law in equity or otherwise.

         G. SEVERABILITY. If any provision of any Transaction Document is held to be unenforceable for any reason, all other provisions of the respective Transaction Document shall be deemed valid and enforceable to the fullest extent possible. To the fullest extent permitted by Law, the parties hereto hereby waive any provision of Law that renders any term or provision of any Transaction Document invalid or unenforceable in any respect.

         H. COUNTERPARTS. Each Transaction Document may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute a single instrument.

         I. ENTIRE AGREEMENT/AMENDMENTS. The Transaction Documents taken together contain the entire understanding among the parties thereto with respect to the subject matter thereof and supersede any prior understandings or agreements between such parties with respect to such subject matter. Each Transaction Document may be modified or amended only by a written instrument executed by the parties thereto.

         J. NOTICES. A notice or other communication shall be deemed to be duly received:

         (a) if sent by hand or telegram or express service, when left at the address of the recipient;

         (b) if sent by registered or certified U.S. mail, return receipt requested, the third business day after mailing; and

         (c) if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number;

         provided that if a notice or other communication is served by hand or by telegram, or is received by telex or facsimile on a day which is not a business day, or after 5:00 P.M. on any business day at the addressee's location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 A.M. on the first business day thereafter.

         K. DEFINED TERMS. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Transaction Document.

         "1933 ACT" means the Securities Act of 1933, as the same may be amended, supplemented and modified from time to time.

         "ADVANCE" is defined in Section 1.01 of the Shortfall Agreement.

         "ASSET PURCHASE OPTION" is defined in Section 1.03 of the Shortfall Agreement.

         "ASSET PURCHASE PRICE" is defined in Section 1.03 of the Shortfall Agreement.

         "BANK" is defined in Section 1 of the Deposit Agreement.

         "BCC" means Balanced Care Corporation, a Delaware corporation.

         "BCC AFFILIATE" means any Entity in which BCC owns, either outright or beneficially, 50% or more of the outstanding equity interests.

         "CLOSING" is defined in Section 3 of the Option Agreement.

         "CLOSING DATE" is defined in Section 3 of the Option Agreement.

         "COLLATERAL" is defined in Section 1 of the Deposit Agreement.

         "COLLATERAL ACCOUNT" is defined in Section 1 of the Deposit Agreement.

         "COMPANY" means Assisted Care Operators of _____________, Inc., a Delaware limited liability company

         "CONFIDENTIAL INFORMATION" is defined in Section 4 of the Management Agreement.

         "DEBT" is defined in Section 1 of the Leasehold Mortgage.

         "DEFAULT" means any event that, with the passage of time or the giving of notice or both would constitute an Event of Default.

         "DEPOSIT AGREEMENT" means that certain Deposit Pledge Agreement dated as of January 30, 1998 among the Lessor, the Members, the Lessee and BCC.

         "DEPOSIT PLEDGE EVENT OF DEFAULT" means any breach of any representation, warranty, covenant or agreement by the Lessee or any Member under the Deposit Agreement.

         "ENTITY" means any corporation, partnership, limited partnership, limited liability company, common law trust, business trust, statutory trust, professional corporation, joint venture, limited liability partnership, sole proprietorship, or other business entity,

         "ENVIRONMENTAL LAWS" is defined in Section 6 of the Leasehold Mortgage.

         "EQUITY INTERESTS" is defined in the recitals of the Option Agreement.

         "EVENT OF DEFAULT" means a Shortfall Event of Default, a Mortgage Event of Default, an Option Event of Default, a Lease Event of Default, a Deposit Pledge Event of Default, a Management Agreement Event of Default and any other breach by the Company or any Member of any provision of any Transaction Document, and any other default of Lessee or any Member under Transaction Document or Lease Document.

         "FACILITY" means that certain 66 bed assisted living facility to be developed and thereafter operated on the Property.

         "FUNDING" is defined in Section 1.01 of the Shortfall Agreement.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time consistently applied.

         "GOVERNMENTAL AUTHORITIES" means all Federal, state and local government entities and agencies thereof.

         "IMPROVEMENTS" is defined in the Leasehold Mortgage.

         "INDEBTEDNESS" means, for any person or Entity, (i) all indebtedness of such person or Entity for borrowed money or for the deferred purchase price of property or services, (ii) all obligations of such person or Entity under any conditional sale or other title retention agreement relating to property purchased by such person or Entity, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on any property owned by such person or Entity, whether or not such indebtedness has been assumed, (iv) all obligations of such person or Entity as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases, (v) all obligations of such person or Entity under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (i) through (iv) above, and (vi) all current or past due liabilities of such person or Entity in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

         "INTANGIBLE RIGHTS" is defined in Section 4 of the Management
Agreement.

         "LAND" is defined in the Leasehold Mortgage.

         "LAWS" means all existing and future applicable laws (including the common law and rules of equity), rules, regulations (including Environmental Laws, as defined in the Mortgage) statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including wetlands) and those pertaining to the construction, use or occupancy of the Facility) and any restrictive covenant or deed restriction or easement of record affecting the Facility or any other material asset of the Lessee.

         "LEASE" means the Lease and Security Agreement, dated as of January 30, 1998 between the Lessor and the Lessee.

         "LEASE DOCUMENTS" mean the following documents, each dated as of January 30, 1998: (i) the Facility Agreement between BCC and American Health Properties, Inc. (the "Facility Agreement"), (ii) the Development Agreement between Lessor and BCC Development & Management Company, Inc., (iii) the Lease,
(iv) the Subordination and Standstill Agreement among the Lessee, BCC and the Lessor, (v) the Management Agreement Guaranty executed by BCC in favor of the Lessor, (vi) the Payment and Performance Guaranty of each Tenant Parent (as defined in the Lease) in favor of Lessor, (vi) the Collateral Assignment (as defined in the

Facility Agreement), (vii) the Environmental Indemnification Agreement executed by BCC in favor of Lessor, (viii) the Completion and Performance Guaranty executed by BCC in favor of Lessor, (ix) the Assignment of Acquisition Rights between Lessor and BCC, (x) the Deposit Pledge Agreement, (xi) the Security Agreement executed by Lessee in favor of Lessor, (xii) the Non-Competition Agreement executed by BCC in favor of the Lessor and (xiii) the Assignment of Leases, Rents and Receipts entered into by Lessee in favor of the Lessor, (xiv) the Working Capital Assurances Agreement, and (xv) all other documents, instruments, certificates and affidavits executed and delivered in connection with any of the foregoing.

         "LEASE EVENT OF DEFAULT" means "Event of Default" as defined in Section
17.1 of the Lease.

         "LEASE OBLIGATIONS" means all obligations, covenants and agreements of the Lessee, Tenant Parent, BCC, Manager, Developer and any guarantor under the Lease and the other Lease Documents, including the obligation for the payment of Rent (as defined in the Lease) and all other obligations of the foregoing Entities to the Lessor or any affiliate of Lessor.

         "LEASEHOLD MORTGAGE" means that certain Revolving Credit/Future Advances Leasehold Mortgage and Security Agreement dated as of January 30, 1998 between BCC and Lessee.

         "LEASEHOLD TENANT" means Lessee.

         "LESSEE" means Assisted Care Operators of ________________, LLC.

         "LESSOR" means AHP of [Indiana], Inc., an Indiana corporation

         "LIENS" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the UCC of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

         "MANAGEMENT AGREEMENT" means that certain Management Agreement dated as of January 30, 1998, between the Management Firm and the Leasehold Tenant.

         "MANAGEMENT AGREEMENT EVENT OF DEFAULT" means any breach of any representation, warranty, covenant or agreement by the Operator under the Management Agreement.

         "MANAGEMENT FEE" is defined in Section 9 of the Management Agreement.

         "MANAGEMENT FIRM" means Balanced Care at ____________, Inc., a Delaware corporation.

         "MEMBERS" means those parties listed on Schedule 1 attached to the Shortfall Agreement;

         "MONETARY DEFAULT" is defined in Section 5.01 of the Shortfall
Agreement

         "MORTGAGEE" means BCC.

         "MORTGAGE EVENT OF DEFAULT" is defined in Section 13 of the Leasehold Mortgage.

         "MORTGAGED PROPERTY" is defined in the Leasehold Mortgage.

         "MORTGAGOR" means the Lessee.

         "NOTES" means promissory notes in the form attached to the Shortfall Agreement as Exhibit A.

         "OBLIGATIONS" is defined in Section 1.02 of the Shortfall Agreement.

         "OPERATING ACCOUNTS" is defined in Section 1 of the Management
Agreement.

         "OPTION" is defined in Section 2 of the Option Agreement.

         "OPTION AGREEMENT" means that certain Option Agreement dated as of January 30, 1998 between the Optionor and BCC.

         "OPTION AGREEMENT EVENT OF DEFAULT" means any breach of any representation, warranty, covenant or agreement by the Optionor under the Option Agreement.

         "OPTION PAYMENTS" is defined in Section 2 of the Option Agreement.

         "OPTION TERM" is defined in Section 2 of the Option Agreement.

         "OPTIONOR" means, jointly and collectively, Assisted Care Operators, LLC a Delaware limited liability company and Oakhaven Senior Living, Inc., a California corporation.

         "PERMITTED ENCUMBRANCES" is defined in the Leasehold Mortgage.

         "PERMITTED INVESTMENTS" shall mean direct obligations of or obligations guaranteed by the United States of America or any agency thereof, (ii) certificates of deposit of any commercial bank the senior unsecured debt securities of which are rated at the time of acquisition "A" or better by Standard & Poor's Corporation ("S&P") and "A2" or better by Moody's Investors Service, Inc. ("MOODY'S"), (iii) commercial paper rated at the time of acquisition "A-1" or better by S&P and "P1" or better by Moody's, (iv) corporate debt securities rated at the time of acquisition "A" or better by S&P and "A2" or better by Moody's, in each case, with maturities of one year or less from the date of acquisition and (v) such other investments as may be consented to by the mutual agreement of the Lessor and BCC, each in its sole and absolute discretion.

         "PERMITTED LIENS" is defined in Section 3.01 of the Shortfall
Agreement.

         "PERSONAL PROPERTY" is defined in Section 29 of the Leasehold Mortgage.

         "PROPERTY" has the meaning ascribed to such term in Section 2.1 of the Lease.

         "PURCHASE PRICE" is defined in Section 2 of the Option Agreement.

         "RIGHT OF FIRST OFFER AGREEMENT" means that certain Right of First Offer Agreement dated as of January 30, 1998 between Lessor and BCC.

         "SHORTFALL AGREEMENT" means that certain Shortfall Funding Agreement dated as of January 30, 1998 between Lessee, the Members and BCC.

         "SHORTFALL EVENT OF DEFAULT" is defined in Section 5.01 of the Shortfall Agreement.

         "SHORTFALLS" is defined as the excess of all recurring and nonrecurring expenses and costs of the operation and management of the Facility (including all Lease Obligations) of any kind or nature whatsoever (exclusive of costs and expenses incurred in the original construction of improvements on the Property, but only to the extent that a party other than Lessee is responsible therefor), over all revenues and other income attributable to the Facility earned by or on behalf of the Lessee.

         "STOCK PLEDGE AGREEMENT" means that certain Stock Pledge Agreement dated as of January 30, 1998 between the Members and BCC.

         "TRANSACTION DOCUMENTS" means all of the following:

                  (a)      the Shortfall Agreement;
                  (b)      the Notes;
                  (c)      the Lease and all other Lease Documents;
                  (d)      the Deposit Agreement;
                  (e)      the Leasehold Mortgage;
                  (f)      the Option Agreement;
                  (g)      the Management Agreement;
                  (h)      the Working Capital Assurance Agreement;
                  (i)      the Stock Pledge Agreement; and
                  (j) the other documents, certificates, financing statements, affidavits and instruments executed by Lessee, as any of the same may be amended, modified or supplemented from time to time.

         "WORKING CAPITAL ASSURANCE AGREEMENT" means that certain Working
Capital

Assurance Agreement dated as of January 30, 1998 between the Lessor and BCC.

         "WORKING CAPITAL LOANS" is defined in Section 1 of the Working Capital Assurance Agreement.

         "WORKING CAPITAL RESERVE" is defined in Section 1.01 of the Shortfall Agreement.

         "UCC" means the Uniform Commercial Code as adopted in the State where the Facility is located, as the same may be amended, supplemented or modified from time to time.

       Schedule to Exhibit 10.75 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

                           Shortfall Funding Agreement

                                                                                    Management
                         Location                     Lessor                           Firm
                       Jackson, TN             AHP of Tennessee, Inc.      Balanced Care at Jackson, Inc.